SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

[X] Current report pursuant to Section 13 or 15(d) of the Securities and ExchangeAct of 1934.

                                 August 4, 2004
                                 Date of Report
                       (Date of earliest event reported)

                               CIMAREX ENERGY CO.
             (Exact name of registrant as specified in its charter)

          Delaware                    001-31446                45-0466694
(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)

                         1700 Lincoln Street, Suite 1800
                           Denver, Colorado 80203-4518
                    (Address of principal executive offices)

                         Telephone Number (303) 295-3995
                         (Registrant's telephone number)

                                 Not applicable
                            (Former name and address)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 9 "Regulation FD Disclosure" and Item 12 "Results of Operations and Financial Condition."

On August 4, 2004, Cimarex Energy Co. (NYSE XEC) issued a news release reporting its results for the second quarter of 2004. A copy of the news release is furnished as Exhibit 99.1 to this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CIMAREX ENERGY CO.

                                           By: /s/ Paul Korus
                                               ---------------------------------
                                               Vice President, Chief Financial
Dated: August 4, 2004                          Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1            Press Release dated August 4, 2004